ARV-471: Phase 2 VERITAC Trial Results San Antonio Breast Cancer Symposium December 8, 2022

Safe harbor and forward-looking statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the including statements regarding the potential for ARV-471 to become a a best-in-class estrogen receptor targeting therapy and the timing of expected future trials of our ARV-471, including any combination studies. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various risks and uncertainties, including but not limited to: whether we and Pfizer will be able to successfully conduct clinical development for ARV-471 and receive results from our clinical trials on our expected timelines, or at all, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, discussed in the “Risk Factors” section of our quarterly and annual reports on file with the Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect our current views as of the date of this presentation with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. The Arvinas name and logo are our trademarks. We also own the service mark and the registered U.S. trademark for PROTAC®. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. We have omitted the ® and ™ designations, as applicable, for the trademarks named in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation is intended for the investor community only. It is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. Cross-trial comparisons are not based on head-to head studies and no direct comparisons can be made.

3 Introduction

ARV-471: Potential best-in-class estrogen receptor- targeting therapy 4 Continued signals of efficacy across the Phase 1/2 trial in a patient population with 100% pretreatment with CDK4/6 inhibitors • To our knowledge, this is the most heavily pre-treated patient population evaluated with an ER-targeted therapy to date, and is expected to have highly ER-independent disease • In VERITAC: 100% prior CDK4/6i, 79% prior fulvestrant, and 73% prior chemo (45% in the metastatic setting) Clinical Benefit Rate (n)a December 2020 (Phase 1 dose escalation) 42% (5 of 12) December 2021 (Phase 1 dose escalation) 40% (19 of 47) December 2022 (Phase 2 cohort expansion [VERITAC]) 38% (27 of 71) In VERITAC, favorable tolerability at both 200 mg qd and 500 mg qd • No single TRAE in more than ~20% of patients • In 35 patients treated at 200mg (RP3D), no dose reductions and only 1 discontinuation • In this expansion cohort, no signal for bradycardia or visual disturbance Expect to begin two Ph 3 pivotal studies and in multiple ongoing combination and monotherapy studies with the potential position ARV-471 as the ER therapy of choice across ER+/HER2- breast cancer • 2L monotherapy Ph 3 to test patients with both ESR1-mutant tumors and all-comers (4Q 2022) • 1L combination Ph3 with palbociclib in patients without prior CDK4/6i (1Q 2023) aRate of confirmed complete response or partial response or stable disease ≥24 weeks CBR=clinical benefit rate; ER=estrogen receptor; ESR1=estrogen receptor 1 gene; PFS=progression-free survival; TRAE, treatment-related adverse events; RP3D, recommended Phase 3 dose; CDK, cyclin-dependent kinase

ARV-471: Potential to be the endocrine backbone of choice for ER+/HER2- breast cancer treatment 5 Potential Future US ER+/HER2- Breast Cancer Treatment Paradigm with ARV-471 Adjuvant (Post-Surgical) Breast Cancer (~160K)* Metastatic Breast Cancer (~50K*) Second/Third LineFirst Line Endocrine Backbone Aromatase Inhibitors (AI) Fulvestrant or exemestane Add-on therapies CDK4/6 and other targeted inhibitors mTOR inhibitors or PIK3 inhibitors Fulvestrant *U.S. incident population per year from SEER database CDK: cyclin-dependent kinases, Pi3K: phosphoinositide 3-kinase; mTOR: mammalian target of rapamycin Opportunity for ARV-471 Expansion Potential future state: ARV-471 Designed to be an oral, high-potency ER degrader with favorable safety profile Near-term

Studies with SERDs or ARV-471 Include a Wide Range of Prior Therapies VERITAC has most prior therapies among key studies PALOMA-31 Phase 3 study of palbociclib plus fulvestrant vs placebo plus fulvestrant (N=521) 0 0 34%‡ acelERA2 Phase 2 study of giredestrant vs SOC† (N=303) 42%* 19%* 32% SERENA-23 Phase 2 study of camizestrant vs fulvestrant (N=240) 50% 0 19% AMEERA-32 Phase 2 study of amcenestrant vs SOC† (N=290) 79%*,‡ 10%*,‡ 11%‡ VERONICA4 Phase 2 study of venetoclax plus fulvestrant vs fulvestrant (N=103) 100% 0 0 EMERALD5 Phase 3 study of elacestrant vs SOC† (N=477) 100% 30% 22% VERITAC Phase 2 expansion cohorts of ARV-471 (N=71) 100% 79% 45% 1Lancet Oncol 2016. 2ESMO 2022. 3San Antonio Breast Cancer Symposium 2022. 4Clin Cancer Res 2022..5J Clin Oncol 2022. *Advanced/metastatic setting. †Physician’s choice of fulvestrant or an aromatase inhibitor; tamoxifen also permitted in AMEERA-3. SOC=standard of care ‡Published data, manually calculated for overall population 6 Expected Resistance Expected Efficacy

7 ARV-471: VERITAC Phase 2 Detailed Results

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03

Phase 2 (VERITAC) Cohort Expansion Design

Phase 2 cohort expansion (Part B; VERITAC)

Key eligibility criteria

- Histologically or cytologically confirmed ER+ and HER2- advanced breast cancer
- Measurable or non-measurable disease per RECIST criteria v1.1
- ≥1 prior endocrine regimen (≥1 regimen for ≥6 months in the locally advanced or metastatic setting)
- ≥1 prior CDK4/6 inhibitor
- ≤1 prior chemotherapy regimen in the locally advanced or metastatic setting

ARV-471 200 mg orally QD[a] (n=35)

ARV-471 500 mg orally QD[a] (n=36)

Primary endpoint

- CBR (rate of confirmed CR or PR or SD ≥24 weeks)[b]

Secondary endpoints

- ORR, DOR, PFS, and OS
- AEs and laboratory abnormalities
- PK parameters

Exploratory endpoints

- *ESR1* mutational status
- ER protein levels

Data cutoff date for this analysis

- June 6, 2022

[a]Enrollment in the 200-mg QD cohort began before enrollment in the 500-mg QD cohort, [b]Analyzed in patients enrolled ≥24 weeks prior to the data cutoff

AE=adverse event; CBR=clinical benefit rate; CDK=cyclin-dependent kinase; CR=complete response; DOR=duration of response; ER=estrogen receptor; *ESR1*=estrogen receptor 1 gene; HER2=human epidermal growth factor receptor 2; ORR=overall response rate; OS=overall survival; PFS=progression-free survival; PK=pharmacokinetic; PR=partial response; QD=once daily; RECIST=Response Evaluation Criteria in Solid Tumors; SD=stable disease

ARVINAS

This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute.

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San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. Patient Baseline Characteristics (VERITAC) 9 aBaseline ECOG PS status was unknown in 1 patient. bBaseline ESR1 status was unknown or missing in 5 patients; CDK=cyclin-dependent kinase; ECOG PS=Eastern Cooperative Oncology Group performance status; ESR1=estrogen receptor 1 gene Characteristic Total (N=71) Sex, n (%) Female 69 (97.2) Median age, y (range) 60 (41–86) ECOG PS, n (%)a 0 47 (66.2) 1 23 (32.4) Visceral disease, n (%) 39 (54.9) Sites of metastasis, n (%) Bone 49 (69.0) Liver 32 (45.1) Lung 17 (23.9) Other 5 (7.0) Characteristic Total (N=71) Baseline ESR1 status, n (%)b Mutant 41 (57.7) Wild-type 25 (35.2) Median no. of prior regimens (range) Any setting 4 (1–10) Metastatic setting 3 (0–7) Type of prior therapy, n (%) CDK4/6 inhibitor 71 (100) Aromatase inhibitor 64 (90.1) Fulvestrant 56 (78.9) Chemotherapy Any setting 52 (73.2) Metastatic setting 32 (45.1)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 10 aRate of confirmed complete response or partial response or stable disease ≥24 weeks CBR=clinical benefit rate; ESR1=estrogen receptor 1 gene; QD=once daily Primary Endpoint: Clinical Benefit Ratea (VERITAC) 200 mg QD (n=35) 500 mg QD (n=36) Total (N=71) CBR, % (95% CI) 37.1 (21.5–55.1) 38.9 (23.1–56.5) 38.0 (26.8–50.3) Patients with mutant ESR1 (n=19) (n=22) (n=41) CBR, % (95% CI) 47.4 (24.4–71.1) 54.5 (32.2–75.6) 51.2 (35.1–67.1) • CBR consistent with Phase 1 dose escalation data • Phase 1: 40% in all patients, 50% in patients with ESR1-mutant tumors • Patients with WT ESR1 (n=25) exhibited CBR rate of 20%

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 11 aIncludes patients with measurable disease (n=44); 1 patient with measurable disease at baseline and PD as best overall response was excluded due to lack of complete set of target lesion measurements on-study bPatient had an unconfirmed partial response ESR1=estrogen receptor 1 gene; NE=not evaluable due to missing data for best overall response; PD=progressive disease; PR=confirmed partial response; QD=once daily; SD=stable disease Tumor Responsea (VERITAC) -100 -80 -60 -40 -20 0 20 40 60 80 100 120 B es t % C ha ng e in T ar ge t L es io n D ia m et er F ro m B as el in e 200 mg QD 500 mg QD PD PD PD PD PDPD PDPD PD PDSD SDPD SD SDSDPD PD PD PD SD SD SD SD SD SD SD PD SD N E SD PR PR SD b N E PD PD PD SD SD SD b SD b SD b SD b ESR1 mutation

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 100 80 60 40 20 0 Progression-Free Survivala (VERITAC) 12 aLimited follow-up in 500-mg QD cohort led to ≥50% of patients censored for PFS (curve not shown) ESR1=estrogen receptor 1 gene; mPFS=median progression-free survival; PFS=progression-free survival; QD=once daily All Patients 200 mg QD (n=35) Total (N=71) Events, n (%) 24 (68.6) 41 (57.7) mPFS, mo (95% CI) 3.5 (1.8–7.8) 3.7 (1.9–8.3) Mutant ESR1 200 mg QD (n=19) Total (n=41) Events, n (%) 12 (63.2) 22 (53.7) mPFS, mo (95% CI) 5.5 (1.8–8.5) 5.7 (3.6–9.4) 71 36 26 12 8 1 0 100 80 60 40 20 0 PF S Pr ob ab ili ty (% ) 0 2 4 6 8 10 12 Time (months) No. at risk 35 18 13 8 5 1 0 Censored 200 mg QD Total Censored Mutant ESR1 200 mg QD Mutant ESR1 total PF S Pr ob ab ili ty (% ) 0 2 4 6 8 10 12 Time (months) No. at risk 41 27 20 10 8 1 0 19 12 9 6 5 1 0

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. ER Degradationa With 200 mg QD ARV-471 (Phase 1/VERITAC) 13 aER immunoreactivity analyzed by QIF using the AQUA method, and ER positivity threshold derived by examining AQUA scores and visually inspecting all samples in the dataset to determine a cut point for ER positivity; ESR1 mutation status determined from tumor biopsy (n=1) or circulating tumor DNA (n=8) AQUA=automated quantitative analysis; ER=estrogen receptor; ESR1=estrogen receptor 1 gene; QD=once daily; QIF=quantitative immunofluorescence • Median ER degradation was 69% (range: 28%–95%) • Mean ER degradation was 71% Predose On-treatment 0 2000 4000 6000 ER A Q UA S co re ER positivity threshold VERITAC patient Phase 1 patient Phase 1 patient Phase 1 patient VERITAC patient VERITAC patient Phase 1 patient VERITAC patient Phase 1 patient Solid line: ESR1 wild-type Dashed line: ESR1 mutation

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. Treatment-Emergent Adverse Event Summary (VERITAC) 14 aAcute respiratory failure in the setting of disease progression and unrelated to ARV-471 treatment bPatient had QT prolongation at baseline, received a concomitant QT-prolonging drug during ARV-471 treatment, and had hypokalemia cPatient had ECG T-wave abnormality at baseline ALT=alanine aminotransferase; ECG=electrocardiogram; QD=once daily; TEAE=treatment-emergent adverse event • Dose reductions due to TEAEs – 500-mg QD cohort (to 400 mg QD) • ALT increased (n=1) • Neutropenia (n=1) • Fatigue (n=1) • Discontinuations due to TEAEs – 200-mg QD cohort • QT prolongation (n=1)b – 500-mg QD cohort • ECG T-wave abnormality (n=1)c • Back pain/spinal cord compression (n=1) n (%) 200 mg QD (n=35) 500 mg QD (n=36) Total (N=71) TEAEs Any grade 32 (91) 30 (83) 62 (87) Grade 3/4 9 (26) 6 (17) 15 (21) Grade 5a 1 (3) 0 1 (1) Leading to discontinuation 1 (3) 2 (6) 3 (4) Leading to dose reduction 0 3 (8) 3 (4)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 200 mg QD (n=35) 500 mg QD (n=36) Total (N=71) n (%) Grade 1 Grade 2 Grade 3/4a Grade 1 Grade 2 Grade 3/4b Grade 1 Grade 2 Grade 3/4 Any TRAE 13 (37) 13 (37) 2 (6) 11 (31) 9 (25) 3 (8) 24 (34) 22 (31) 5 (7) Fatigue 8 (23) 6 (17) 0 7 (19) 2 (6) 1 (3) 15 (21) 8 (11) 1 (1) Nausea 2 (6) 3 (9) 0 6 (17) 1 (3) 0 8 (11) 4 (6) 0 Arthralgia 4 (11) 0 0 5 (14) 0 0 9 (13) 0 0 Hot flush 6 (17) 0 0 1 (3) 0 0 7 (10) 0 0 AST increased 3 (9) 1 (3) 0 2 (6) 1 (3) 0 5 (7) 2 (3) 0 15 aGrade 3/4 TRAEs in the 200-mg QD cohort were grade 3 QT prolonged (n=1; same TEAE that led to discontinuation as shown in the prior slide) and grade 3 thrombocytopenia and grade 4 hyperbilirubinemia (n=1) bGrade 3/4 TRAEs in the 500-mg QD cohort were grade 3 fatigue, decreased appetite, and neutropenia (n=1 each) AST=aspartate aminotransferase; QD=once daily; TEAE=treatment-emergent adverse event; TRAE=treatment-related adverse event TRAEs Reported in ≥10% of Patients Overall (VERITAC)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03

Phase 3 VERITAC-2 Trial

Key eligibility criteria

- Women or men aged ≥18 years
- Confirmed ER+/HER2- advanced breast cancer
- 1 line of CDK4/6 inhibitor therapy in combination with endocrine therapy
- ≤1 additional endocrine therapy
- Most recent endocrine treatment given for ≥6 months prior to disease progression
- **No prior fulvestrant**
- **No prior chemotherapy for locally advanced/metastatic disease**
- Radiological progression during or after the last line of therapy

RANDOMIZE

1:1

Treatment (N=560)

ARV-471
200 mg orally once daily

Fulvestrant
500 mg intramuscularly days 1 and 15 of cycle 1 and day 1 of subsequent cycles

Stratification factors

- *ESR1* mutant (yes vs no)
- Visceral disease (yes vs no)

Primary endpoint

- PFS by BICR in
  - ITT population
  - *ESR1* mutant population

Secondary endpoints include:

- OS, ORR, DOR, and CBR[a]
- AEs
- QoL measurements

[a]Rate of confirmed complete response or partial response or stable disease ≥24 weeks

AE=adverse event; BICR=blinded independent central review; CBR=clinical benefit rate; CDK=cyclin-dependent kinase; DOR=duration of response; ER=estrogen receptor; *ESR1*=estrogen receptor 1 gene; HER2=human epidermal growth factor receptor 2; ITT=intention to treat; ORR=overall response rate; OS=overall survival; QoL=quality of life; PFS=progression-free survival

ARVINAS

This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute.

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VERITAC Phase 2 Subset Results in Population Similar to the Target Phase 3 Eligibility Criteria Reinforces Our Belief for Potential Best-in-Class Profile 17 • The Ph3 2L+ monotherapy trial for ARV- 471 (VERITAC-2) will: • Include prior CDK 4/6 • Exclude patients with prior fulvestrant or prior chemotherapy in the metastatic setting • 8 patients in the VERITAC Phase 2 Expansion Cohort* did not have prior fulvestrant or prior chemotherapy in the metastatic setting (consistent with Phase 3 trial design): ‒ CBR was 62.5% (5 of 8) in these patients, vs. 38% (27 of 71) in the ITT population ‒ 3 of the 8 patients discontinued as of November*; the 5 continuing on therapy had durations of 8-14 months †All patients in the subset had ESR1 mutations *Post-hoc analysis November 2022. Median PFS not reached as of November 2022 ITT (n=71) 100% 78.9% 45.1% 38.0% 3.7 months (n=41) 51.2% 5.7 months (n=8)† 100% 0% 0% 62.5% NR* VERITAC Ph 2 Results CBR PFS No prior fulvestrant or chemo* ITT ESR1m

18 Conclusions

Continued efficacy and favorable tolerability put ARV-471 on a path to two pivotal studies beginning soon

Efficacy

- ARV-471 demonstrates strong CBR and mPFS in heavily treatment-resistant patients
- Activity in this difficult to treat population illustrates the potential of PROTAC technology

Tolerability

- Favorable tolerability profile at 200 and 500 mg qd
- At 200 mg phase 3 dose, no dose reductions and one discontinuation
- ARV-471's tolerability is well suited for development across the disease continuum

Initiating Ph 3 trials

- Monotherapy 2L Ph 3 in less treatment-experienced patients (Q4 2022)
  - Trial designed to address role in both *ESR1* mut and all-comers
- Palbo combo 1L Ph 3 in patients with ER dependent tumors (Q1 2023)
- Broader development initiated with other combos and in early breast cancer

ARV-471 is an investigational compound. Its safety and efficacy has not been established
[a]Rate of confirmed complete response or partial response or stable disease ≥24 weeks
CBR=clinical benefit rate; ER=estrogen receptor; *ESR1*=estrogen receptor 1 gene; PFS=progression-free survival

ARVINAS
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VERITAC data confirm ARV-471 has the potential to be a best-in- class ER-targeting therapy 20 c c c c c c 2020: Phase 1 PoC 2021: Phase 1 Readout 2022: Phase 2 Readout 2022: Planned initiation of TACTIVE-U, TACTIVE-E 2022: Planned initiation of TACTIVE-N 2022: Initiate Phase 1 in Japanese patients Validated PROTAC protein degrader Continued efficacy signals and favorable tolerability profile support advancement to Phase 3 registrational studies Phase 1 trial in Japan to enable global pathway Combination trials with multiple targeted therapies - on track to add additional agents to establish potential for ARV-471 as backbone therapy of choice Designed to evaluate safety and clinical activity in early breast cancer (e.g., neo-adjuvant) Next milestone: Phase 3 registrational study (1L) Validated the evaluation of ARV-471 as a potential treatment for metastatic breast cancer 2022: Dose patients in the VERITAC-2 Ph 3 Trial (2L+ monotherapy) First site has been initiated

Thank you 21